SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Investment Trust

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

FIDELITY INVESTMENT TRUST:

FIDELITY LATIN AMERICA FUND

Dear Shareholder:

A special meeting of shareholders of the Fidelity fund mentioned above will be held on July 16, 2024. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the fund and your investment in it. As a shareholder and a valued Fidelity customer, you can make your voice heard.

Proxy campaigns are costly, so your timely vote will help to control proxy expenses that are borne by shareholders. This letter and accompanying proxy statement contain important information about the proposals and the materials to use when casting your vote.

Please read the enclosed proxy materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that each of these proposals are in the best interests of shareholders: Proposal 1 - the proposal to elect a Board of Trustees and Proposal 2 - the proposal to merge Fidelity Latin America Fund into Fidelity Emerging Markets Fund. They recommend that you vote for these proposals.

The following Q&A is provided to assist you in understanding each proposal. The proposals are also described in greater detail in the enclosed proxy statement.

Voting is quick and easy. To cast your vote, you may:

•	Visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the on-line instructions, OR

•	Call the toll-free number indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded instructions, OR;

•	If you have received a paper copy of the proxy card(s), complete the proxy card(s) and return the signed card(s) in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at the toll-free number on your proxy card(s). We will be glad to help you submit your vote. Thank you for voting your shares and for your confidence in entrusting Fidelity with your investments.

Sincerely,

Robert A. Lawrence

Acting Chairman

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. We have provided a brief overview of the proposals to be voted upon below. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals:

Proposal 1 – To elect a Board of Trustees.

Proposal 2 – Shareholders of Fidelity Latin America Fund are being asked to vote on Proposal 2. As more fully described in Proposal 2 in the attached proxy statement, shareholders of Fidelity Latin America Fund are being asked to approve merging the fund into Fidelity Emerging Markets Fund by approving an Agreement and Plan of Reorganization.

1. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as representatives of the funds’ shareholders. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

Has the fund’s Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

2. For shareholders of Fidelity Latin America Fund, to approve merging the fund into Fidelity Emerging Markets Fund by approving an Agreement and Plan of Reorganization.

Has the fund’s Board of Trustees approved the Reorganization?

Yes. The Board of Trustees has carefully reviewed the proposal and approved the Agreement and Reorganization. The Board of Trustees unanimously recommends that you vote in favor of your fund’s Agreement and Plan of Reorganization by approving your fund’s proposal. If shareholder approval of the Agreement cannot be achieved, the Board of Trustees has approved a plan of liquidation for Fidelity Latin America Fund.

What are the reasons for and advantages of the proposed Reorganization?

We believe, and the Board of Trustees unanimously agreed, that the Reorganization, also known as a merger, is in the best interest of shareholders.

Proposal 2 – Merge Fidelity Latin America Fund into Fidelity Emerging Markets Fund: The Board considered that the merger will permit Fidelity Latin America Fund shareholders to pursue a similar investment objective and somewhat similar investment strategies in a more diversified, larger, higher-rated fund with better long-term performance and lower expenses.

The Board also considered that Fidelity Latin America Fund shareholders will benefit from Fidelity Emerging Markets Fund’s lower maximum management fee rates for each class. Each class’s management fee rate is expected to decrease by approximately 1 to 4 basis points, depending on the class. The Board further considered that Fidelity Latin America Fund shareholders are also expected to benefit from an expense reduction ranging from approximately 8 to 11 basis points, depending on the class.

For more information, please refer to the section entitled “The Proposed Transactions – Proposal 2 – Reasons for Reorganization.”

Do Fidelity Latin America Fund and Fidelity Emerging Markets Fund have similar investment objectives and policies?

Yes, the funds have similar investment objectives. Fidelity Latin America Fund seeks long-term growth of capital and Fidelity Emerging Markets Fund seeks capital appreciation. Although the funds have similar investment objectives and somewhat similar principal investment strategies, there are some differences of which you should be aware. A comparison of the investment strategies is included in the attached proxy statement.

Who are the managers for each fund?

Fidelity Latin America Fund

Will Pruett is Portfolio Manager of Fidelity Latin America Fund, which he has managed since 2015. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Pruett has worked as a research analyst and portfolio manager.

Fidelity Emerging Markets Fund

John Dance is Portfolio Manager of Fidelity Emerging Markets Fund, which he has managed since 2019. Since joining Fidelity Investments in 2006, Mr. Dance has worked as a research analyst and portfolio manager. He is expected to continue to be responsible for portfolio management of the combined fund after the merger.

How will you determine the number of Fidelity Emerging Markets Fund shares that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of the Reorganization. As of the close of business of the New York Stock Exchange on the closing date of the Reorganization, the number of shares to be issued will be based on the relative net asset values of each fund at the time of the exchange.

The anticipated closing date of the Reorganization is on or about September 13, 2024.

Is the Reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes to either fund or to shareholders of either fund.

For more information, please refer to the section entitled “The Proposed Transactions – Proposal 2 – Federal Income Tax Considerations.”

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the Reorganization is not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. Computershare Fund Services, a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they receive the enclosed proxy materials to avoid additional mailings or telephone calls, as well as increased expenses to the fund.

If shareholder approval of the Agreement cannot be achieved, the Board of Trustees has approved a plan of liquidation for Fidelity Latin America Fund.

Who will pay for the expenses associated with each proposal?

With respect to Proposal 1, unless the fund has a contract in place where the proxy costs will be covered by the Adviser, each fund will bear its applicable expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations.

With respect to Proposal 2, FMR will bear a portion of the one-time administrative costs associated with the Reorganization.

For more information, please refer to the section entitled “Voting Information – Solicitation of Proxies; Expenses.”

What role does the Board play?

The Trustees serve as representatives of the funds’ shareholders. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

General Questions on the Proxy

Who is Computershare Fund Services?

Computershare Fund Services is a third party proxy vendor that has been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not met (or the required vote is not achieved), the meeting may adjourn to a future date. The campaign attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be adjourned.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date, with fractional dollar amounts entitled to a proportional fractional vote. The record date is May 20, 2024.

How do I vote my shares?

You can vote your shares by visiting the web site indicated on your proxy card(s), entering the control number found on the card(s), and following the on-line instructions. You may also vote by touch-tone telephone by calling the toll-free number on your proxy card(s) and following the recorded instructions. In addition, if you have requested paper proxy materials, you may vote by completing and signing the proxy card(s) and mailing them in the postage-paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at the toll-free number on your proxy card(s).

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

1.9912045.100 EQPM24-PXL-0524

Form of Proxy Card

PO Box 28015
Albuquerque, NM 87125-8015

Individual SmartCard™

This card represents all of your Fidelity accounts with the same Social Security or Tax ID number and an exact match of registration. By voting this card you are voting all of your accounts under this registration in the same manner.

[Shareholder's name and address prints here]

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com/fidelity
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website:
www.meetnow.global/MQZDHHG
on July 16, 2024 at 8:00 a.m., (ET)
To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

[Control Number] [Security Code]

Please detach at perforation before mailing.

PROXY SOLICITED BY THE TRUSTEES
FIDELITY MUTUAL FUNDS

PROXY SOLICITED BY THE TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Thomas A. Kennedy, William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund(s) listed on the reverse side of this card, as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MQZDHHG, on July 16, 2024 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com/fidelity
VOTE VIA THE TELEPHONE: 1-800-337-3503

[Control Number] [Security Code]

FLA_33945_050324_I
PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held virtually on July 16, 2024.
The Letter to Shareholders, Notice of Meeting, and Proxy Statement for this meeting are available at:
https://www.proxy-direct.com/fidelity

FUNDS
Fidelity Latin America Fund
[Fund Name(s)]

Please detach at perforation before mailing.

Please refer to the Proxy Statement discussion of each of these matters.
IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR PROPOSALS 1. AND 2
As to any other matter, said attorneys shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2:

1. **To elect a Board of Trustees.** FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

01. Bettina Doulton	02. Robert A. Lawrence	03. Vijay C. Advani	04. Thomas P. Bostick
05. Donald F. Donahue	06. Vicki L. Fuller	07. Patricia L. Kampling	08. Thomas A. Kennedy
09. Oscar Munoz	10. Karen B. Peetz	11. David M. Thomas	12. Susan Tomasky
13. Michael E. Wiley			

INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the "FOR ALL EXCEPT" box and write the name of the nominee(s) for which you would like to withhold authority on the line provided: ______________________

2. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Latin America Fund to Fidelity Emerging Markets Fund in exchange solely for corresponding shares of beneficial interest of Fidelity Emerging Markets Fund and the assumption by Fidelity Emerging Markets Fund of Fidelity Latin America Fund's liabilities, in complete liquidation of Fidelity Latin America Fund. FOR ☐ AGAINST ☐ ABSTAIN ☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX FLA2 33945 XXXXXXXXXXXXXX

Form of Proxy Card

Fidelity INVESTMENTS
PO Box 28015
Albuquerque, NM 87125-8015

Consolidated SmartCard™

This card represents all of your Fidelity accounts registered to the same Social Security or Tax ID number at the address listed on this card. By voting this card, via mail or internet, you are voting all of your accounts across multiple registrations in the same manner. If you choose to vote the Consolidated card, you do not need to return the individual SmartCard™ ballots enclosed which represent each unique registration.

[Shareholder's name and address prints here]

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com/fidelity
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website:
www.meetnow.global/MQZDHHG
on July 16, 2024 at 8:00 a.m., (ET)
To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

[Control Number] [Security Code]

Please detach at perforation before mailing.

PROXY SOLICITED BY THE TRUSTEES
FIDELITY MUTUAL FUNDS

PROXY SOLICITED BY THE TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Thomas A. Kennedy, William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund(s) listed on the reverse side of this card, as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MQZDHHG, on July 16, 2024 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com/fidelity
VOTE VIA THE TELEPHONE: 1-800-337-3503

[Control Number] [Security Code]

FLA_33945_050324_C
PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held virtually on July 16, 2024.
The Letter to Shareholders, Notice of Meeting, and Proxy Statement for this meeting are available at:
https://www.proxy-direct.com/fidelity

FUNDS
Fidelity Latin America Fund
[Fund Name(s)]

Please detach at perforation before mailing.

Please refer to the Proxy Statement discussion of each of these matters.
IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR PROPOSALS 1 AND 2.
As to any other matter, said attorneys shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2:

1. **To elect a Board of Trustees.** FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

01. Bettina Doulton	02. Robert A. Lawrence	03. Vijay C. Advani	04. Thomas P. Bostick
05. Donald F. Donahue	06. Vicki L. Fuller	07. Patricia L. Kampling	08. Thomas A. Kennedy
09. Oscar Munoz	10. Karen B. Peetz	11. David M. Thomas	12. Susan Tomasky
13. Michael E. Wiley			

INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the "FOR ALL EXCEPT" box and write the name of the nominee(s) for which you would like to withhold authority on the line provided: ____________________

2. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Latin America Fund to Fidelity Emerging Markets Fund in exchange solely for corresponding shares of beneficial interest of Fidelity Emerging Markets Fund and the assumption by Fidelity Emerging Markets Fund of Fidelity Latin America Fund's liabilities, in complete liquidation of Fidelity Latin America Fund.

To Vote All For ☐ To Vote All Against ☐ To Vote All Abstain ☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx FLA1 33945 xxxxxxxxxxxxxx

Subject: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders Fidelity INVESTMENTS [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. VOTE NOW! For shareholders as of [Record Date]. Ways to Vote Log on to your Fidelity Account Call 1-800-337-3503 Vote by [Month XX, 20XX] 11:59 PM ET Control Number: 20699999001000 Security Code: 99999999 VOTE NOW! Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Contact Us-We're Here to Help 800-343-3548 | Send a secure email Fidelity.com | Privacy Policy | Terms of Use To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus to send a secure email. You are receiving this email because you have enrolled in eDelivery. If you wish to update your delivery preferences, please log in to your account. To access the document, you may need AdobeReader software. This software is available for download at no cost. Download time varies by internet connection. Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917 674322.13.0 (C)2019 FMR LLC All rights reserved.

Subject: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders Fidelity INVESTMENTS [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. Control Number: 20699999001000 Security Code: 99999999 VOTE NOW! For shareholders as of [Record Date]. Ways to Vote Click on the Vote Now button above Call 1-800-337-3503 Vote by [Month XX, 20XX] 11:59 PM ET Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Adode(R) Reader(R) is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/. If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan's toll free number. You can also visit Fidelity NetBenefits(R) for more information about your benefits plan. Privacy Policy | Terms of Use To stop receiving email notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to NetBenefits and update your mail preferences. Please do not respond to this email. This mailbox is not monitored and you will not receive a response. Fidelity Investments Institutional Operations Company, LLC., 245 Summer Street, Boston, MA 02210 893445.6.0 (C)2020 FMR LLC All rights reserved.

Fidelity INVESTMENTS Fidelity Mutual Funds Special Shareholder Meeting: July 16, 2024 Important proxy voting material is ready for your review. Control Number: 00099999000000 Security Code: 99999999 VOTE NOW! For shareholders as of May 20, 2024. Ways to Vote Click on the Vote Now button above Call 1-800-337-3503 Vote by July 15, 2024 11:59 PM ET Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement [Fund Name]Special Shareholder Meeting: [Meeting Date]Important proxy voting material is ready for your review.Control Number: 00099999000000Security Code: 99999999VOTE NOW!For shareholders as of [Record Date].Ways to VoteClick on the Vote NowCall 1-80 Vote by [Month XX,buLon above 20XX] 11:59 PM ETImportant MaterialsLetter to Shareholders, Notice of Meeting, and Proxy Statement0-337-3503

How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Contact Us-We're Here to Help Questions: If you have questions about viewing, saving, or printing your proxy materials, call 877-208- 0098, Monday through Friday 8:30 a.m.-7:00 p.m. ET. Acrobat Reader: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download. Paper Format: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials. Proxy Materials by Mail: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at accounts.fidelity.com. View the Fidelity Investments and the Fidelity Funds privacy notice. Fidelity Investments Institutional Operations Company, LLC, 900 Salem Street, Smithfield, RI 02917 913273.3.0 How to VoteYou are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.Contact UsWe're Here to HelpQuestions: If you have questions about viewing, saving, or printing your proxy materials, call 877-208-0098, Monday through Friday 8:30 a.m.7:00 p.m. ET.Acrobat Reader: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download.Paper Format: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials.Proxy Materials by Mail: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at accounts.fidelity.com.View the Fidelity Investments and the Fidelity Funds privacy notice.Fidelity Investments Institutional Operations Company, LLC, 900 Salem Street, Smithfield, RI 02917913273.3.0

Subject: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders Fidelity INVESTMENTS [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. Control Number: 20699999001000 Security Code: 99999999 VOTE NOW! For shareholders as of [Record Date]. Ways to Vote Click on the Vote Now button above Call 1-800-337-3503 Vote by [Month XX, 20XX] 11:59 PM ET Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Contact Us-We're Here to Help 800-544-6666 If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe(C) Acrobat(C) Reader is needed to view these documents. You are receiving this email because you have enrolled in eDelivery. If you wish to update your delivery preferences, please log in to your Fidelity account. Fidelity Institutional(C) provides clearing, custody, or other brokerage services through National Financial Services LLC or Fidelity Brokerage Services LLC, Members NYSE, SIPC. 245 Summer Street, Boston, MA 02210-1133 (C)2019 FMR LLC. All rights reserved. 990960.2.0

Subject: Your Vote is Important-Fidelity Funds Special Meeting of Shareholders Fidelity INVESTMENTS [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. Control Number: 20699999001000 Security Code: 99999999 VOTE NOW! For shareholders as of [Record Date]. Ways to Vote Click on the Vote Now button above Call 1-800-337-3503 Vote by [Month XX, 20XX] 11:59 PM ET Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Questions? Please contact your representative. (Note: Do not reply to this email. Any email will not be reviewed or monitored.) If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe(C) Acrobat(C) Reader is needed to view these documents. You are receiving this email because you have enrolled in eDelivery. If you wish to update your delivery preferences, please log in to your account. This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this email message as it was automatically generated. Account(s) carried with National Financial Services LLC, Member NYSE, SIPC. 245 Summer Street, Boston, MA 02210-1133 990983.2.0

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Shareholder:

You consented to receiving your proxy materials over the internet by registering your e-mail address and other information with Fidelity Investments. Regrettably, the electronic notification that was sent to you for the upcoming Special Meeting of Shareholders was returned to us as undeliverable.

Enclosed please find proxy materials regarding the upcoming Special Meeting.

We appreciate your interest in this program and hope that you will visit Fidelity’s website to update your e-mail address.

Computershare Fund Services, Independent Tabulator of Fidelity Investments

FORM OF

COMPUTERSHARE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Prior to entering a control number at www.proxy-direct.com/Fidelity, shareholder sees Screen 1]

To access materials without a control number: Click [“here” link appears here] to view Proxy Materials or Information Statements for the Fidelity funds.

[If shareholder clicks on “Login” before inputting a valid control number, the following error message appears:]

There is a length error with the Control Number and/or Security Code

[If shareholder clicks on “Login” after inputting a valid control number, Screen 2 appears [only applicable to Notice and Access campaigns], otherwise Screen 3 appears.]

WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted.

Your browser must support JavaScript 1.1 or higher in order to continue. Click on the [“Help” link appears here] link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.

Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

SCREEN 2 [Only applicable to Notice and Access campaigns.]

[Upon entering control number in Screen 1, shareholder sees Screen 2]

Computershare	proxydirect

[Fidelity Logo appears here]

The proxy materials are available via VIEW MATERIALS on this page and on the bottom of each page of this site. You can request paper copies or electronic delivery by clicking on the REQUEST MATERIALS option. Permanent elections for future proxies can be made by clicking on SET FUTURE PREFERENCES Requesting paper materials will be at no additional cost to you. If you are ready to vote, please click CONTINUE TO VOTING.

ACCESS OR REQUEST MATERIALS	VOTE YOUR PROXY

View Materials:	Click Here [If shareholder clicks on “Click Here” link, they will be directed to the Proxy Materials Page]

Request Materials:	Click Here [If shareholder clicks on “Click Here” link, they will be directed to the Request Materials Page]	To Vote via our Touch Tone line, have your voting card or meeting notice in front of you and call 1-800-337-3503

Set Future Preferences: Click Here

To Request Materials via our Touch Tone Order Request line call 1-877-816-5331

Links – (center justified) “Back to Login Page” “Continue to Voting”

[If shareholder clicks on “Back to Login Page” link, they will be redirected to Screen 1]

[If shareholder clicks on “Continue to Voting” link they will be directed to Screen 3]

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

SCREEN 3 - Internet Voting Page

[After clicking “Continue to Voting” on Screen 2 [only applicable to Notice and Access campaigns] or “Login” on Screen 1, shareholder sees Screen 3]

Computershare	proxydirect

[Fidelity Logo appears here]

Text - (left justified)

Control Number: [control number appears here]

Text - (left justified)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE [FOR/AGAINST] THE PROPOSAL.

Text - (right justified)

Mark All> [For/Against/Withhold]

Proposals [If shareholder needs to vote on the proposal the Fund Name and the radial button for voting appears. Proposals not applicable for the shareholder will display that the proposal is not applicable.]

01.01 [Title of proposal]. [Name of nominee for Trustee election]		[For][Withhold]

01.02 [Title of proposal]. [Name of nominee for Trustee election]		[For][Withhold]

01.03 [Title of proposal]. [Name of nominee for Trustee election]		[For][Withhold]

02.	[Title of proposal will be inserted].
Text - (right justified)
[For/Against/Abstain]
03.	[Title of proposal will be inserted].
Text - (right justified)
[For/Against/Abstain]
04.	[Title of proposal will be inserted].
Text - (right justified)
[For/Against/Abstain]

If you have questions regarding the voting process, please call [1-877-456-7881][Campaign Specific Phone Number]

Links – (left justified) “Cancel” “Submit Vote”

[If shareholder clicks on “Cancel” link, the following popup appears:]

Text - (left justified)

Are you sure you want to cancel your vote?

[If shareholder clicks on “Submit Vote” link without making an election, the following popup appears:]

Text - (left justified)

You Must Vote On Each Proposal

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SCREEN 4 - Vote Submission Page

[Upon casting a vote by clicking the “SUBMIT” link on Screen 3, shareholder sees Screen 4]

Computershare	proxydirect

Link – “Log Out”

[Fidelity Logo appears here]

Control Number: [control number appears here]

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet voting site at any time before the meeting on [MM/DD/YYYY 00:00 AM/PM] ET to submit new voting instructions.

This is a summary of your voting instructions for the [Trust] Special Meeting. You may print this page for your records.

Link – “Print Page”

Instructions Submitted on [MM/DD/YYY 00:00 AM/PM ET]

[Summary of elections will appear here]

Computershare

Link “Click Here” – “to SET FUTURE PREFERENCE for receiving materials. [Only applicable to Notice and Access campaigns.]

[If shareholder clicks on “Click Here” link, they will be directed to the page to set future preferences.]

Link – “Return to Card List” or “Exit” [Multiple Cards]

Link – “Vote Another Card” or “Log Out” [Single Card]

[If shareholder clicks on “Return to Card List” link, they will be redirected to their Consolidated Ballot.]

[If shareholder clicks on “Exit” link, they will be redirected to Screen 1.]

[If shareholder clicks on “Vote Another Card” link, they will be redirected to Screen 1.]

[If shareholder clicks on “Log Out” link, they will be redirected to Screen 1.]

[If shareholder clicks on “Send E-mail” link, without an email address entered the following appears.]

* Blank

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[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, 2 [Only applicable to Notice and Access campaigns], 3, or 4, a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

Computershare	proxydirect

VIEW MATERIALS ONLINE

To view proxy Materials please click the appropriate link below.

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

Link – “Return to Previous Page”

[If shareholder clicks on “Return to Previous Page” link, they will be redirected to the previous screen.]

You may need Adobe Acrobat to view the documents listed above. To download Adobe Reader, click the address below http://www.adobe.com/products/acrobat/readstep.html

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder requests an e-mail confirmation of his/her vote on Screen 4, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form of

E-mail Confirmation

From: voteconfirm@proxy-direct.com

To: [Shareholder Last, First Name]

Subject: Confirmation of Internet Proxy Vote

Your vote for Control Number [number appears here] has been submitted to Fidelity Investments as follows:

[Vote summary appears here]

[If shareholder selects the option to Request Materials for the Fidelity funds on Screen 2 [Only applicable to Notice and Access campaigns] a new window will open that presents information in the following format.] Form of Request Materials Page Computershare proxydirect REQUEST MATERIALS You can choose to receive Proxy Materials for this campaign only, via electronic delivery or regular mail by selecting an option below. When selecting electronic delivery you will receive an e-mail containing a link to the proxy materials. When ordering materials by regular mail before the meeting date, we suggest you place your order at least 10 calendar days prior to the meeting to ensure receipt and time to register your vote. Your 14 digit and 8 digit codes from your notice have been assigned to you for voting on this site prior to the meeting. Delivery Option: Electronic Delivery Regular Mail [If shareholder elects to receive materials electronically, they will follow the following prompts: Email Address: * Required Confirm Email: * Required Note: You must click the Save Button to submit your Request for Materials. Links - (right justified) "All Options" "Save" [If shareholder clicks on "All Options" link, they will be redirected to Screen 2] [If shareholder clicks on "Save" link, the following message will appear: Your request to receive materials via electronic delivery has been submitted and for orders received prior to the meeting will be processed within 3 business days.] [If shareholder elects to receive materials regular mail, they will follow the following prompts: Links - (right justified) "All Options" "Save" [If shareholder clicks on "All Options" link, they will be redirected to Screen 2] [If shareholder clicks on "Save" link, the following message will appear: Your request to receive materials has been submitted. Your proxy materials for orders received prior to the meeting will be mailed within 3 business days] If you would like to make elections for additional control numbers, please click the following button: Links - (left justified) "Back to Login Page" [If shareholder clicks on "Back to Login Page" link they will be directed to Screen 1] Links - (right justified) Home Contact Us Security Privacy Policy Help View Materials (left justified) (C) [current year] - Link "Computershare". All Rights Reserved.

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder selects the option to Set Future Preferences on Screen 4 [Only applicable to Notice and Access campaigns] a new window will open that presents information in the following format.] Form of Set Future Preferences Page Computershare proxydirect SET FUTURE PREFERENCES If you would like to make a permanent election to receive future Proxy Materials by electronic delivery or regular mail, please make your selection below. Please note your permanent election will be applied to all your funds held through the selected account even though the funds may not be part of the current proxy. If you would like to receive electronic delivery or paper materials, you must also make that election by clicking on the Request Materials link on the All Options Page. Delivery Option: Electronic Delivery Regular Mail [If shareholder elects to receive materials electronically, they will follow the following prompts: Email Address: * Required Confirm Email: * Required Note: You must click the Save Button to submit your Request for Materials. Links - (right justified) "All Options" "Save" [If shareholder clicks on "All Options" link, they will be redirected to Screen 2] [If shareholder clicks on "Save" link, the following message will appear: Your future preference has been saved.] [If shareholder elects to receive materials regular mail, they will follow the following prompts: Links - (right justified) "All Options" "Save" [If shareholder clicks on "All Options" link, they will be redirected to Screen 2] [If shareholder clicks on "Save" link, the following message will appear: Your future preference has been saved.] If you would like to make elections for additional control numbers, please click the following button: Links - (left justified) "Back to Login Page" [If shareholder clicks on "Back to Login Page" link they will be directed to Screen 1] Links - (right justified) Home Contact Us Security Privacy Policy Help View Materials

[If shareholder selects the option to return to their card list they will see the below.]

Computershare	proxydirect

[Fidelity Logo appears here]

Below please find all proxy voting ballots associated with your accounts. Click on the Consolidated Ballot button to submit a vote for all of your cards across all of your accounts at once.

Link – “Consolidated Ballot”

[If shareholder clicks on “Consolidated Ballot” link they will be directed to Screen 1 for all of their accounts]

Alternatively, you may vote each of your cards individually by clicking below on the control number of the card you wish to vote.

Control Number	Vote Status
Link - [Numbers print here]	[Voted/Not voted]

[If shareholder clicks on “a control number” link they will be directed to Screen 1 for that account]

Link – “Log out”

[If shareholder clicks on “Continue to Voting” link they will be directed to Screen 1]

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

FIDELITY MUTUAL FUNDS WO# 33945- TOUCH-TONE TELEPHONE VOTING SCRIPT ** PROXY CARD **IVR Revision 04/30/2024 WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS: THE INITIAL PROMPT: "Thank you for calling the proxy voting line. Before you can vote, I'll need to validate some information from your proxy card or meeting notice. On your card or notice there's a shaded box with a 14 digit number inside. Please enter that number now." AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: "Next, located in the un-shaded box is an 8 digit number. Please enter this number now." THEN YOU HEAR: "Thank you. Please hold while I validate those numbers." IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH: "Okay, you'll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote "FOR" the proposal." OR "Okay, you'll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote "FOR" ALL proposals." IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: " I see that you've already voted. If you don't want to change your vote you can just hang-up. Otherwise, remain on the line and I'll take you through the voting process again..." IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: "I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin&" MATCHING THE SHAREHOLDER'S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE APPLICABLE PROPOSAL: "PROPOSAL 1:To vote FOR ALL nominees, Press 1.To WITHHOLD your vote from all nominees, press 2. Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3." IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR: "Okay, voting for all nominees" IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR: "Okay, voting withhold on all nominees " IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR: "Okay, we'll withhold your vote on the nominees you specify. All other nominees will be voted FOR. " THEN THEY HEAR: "For each nominee listed on your proxy card or meeting notice there's a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote." AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS: "OK, withholding your vote from nominee number N" [Where N is the nominee number entered]" THEN THE SHAREHOLDER HEARS:

"To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound)." WHEN # IS PRESSED, THE SHAREHOLDER HEARS: "Okay, finished withholding from nominees" "PROPOSAL 2:"To vote FOR Press 1;AGAINST Press 2;Or to ABSTAIN Press 3" WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR: "Okay, you've finished voting but your vote has not yet been recorded." "To hear a summary of how you voted, press 1; To record your vote, Press 2." IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR: "Please note your vote will be cast automatically should you decide to hang up during the summary." "You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: "If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)." IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: "(Okay) Please hold while I record your vote." THEN THEY HEAR: "Your vote has been recorded. It's not necessary for you to mail in your proxy card or meeting notice. I'm now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now." IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: "Okay, lets change your vote." [The system then prompts the voting options again.] AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: "Before you can vote, I'll need to validate some information from your proxy card or meeting notice. On your card or notice there's a shaded box with a 14 digit number inside. Please enter that number now." IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: "Thank you for voting, goodbye."

Proxy Help posted on institutional.fidelity.com

Proxy Materials Table

Proxy Type/Control Number

This column explains what type of shareholder meeting is taking place, and provides you with a unique control number that you’ll need to confirm your identity to submit a proxy vote. You might be asked to insert a security code in addition to the control number.

Due Date

The Due Date column reflects the meeting date minus one day. If you would like to cast a proxy vote online or by telephone, you will have the opportunity to do so up until 11:59 PM EST on the day prior to the scheduled meeting. If you would like to vote on the day of the meeting, you may do so by attending the meeting.

Status

The status column tells you which action you can take for a particular meeting, whether it’s casting a vote (Vote), changing a vote (Voted), or Meeting Closed.

Last Action Taken

This column shows the date on which you last voted or changed your vote, regardless of the method you used to submit your vote – by mail, telephone, or online.

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Proxy Voting Q&A posted on fidelity.com

Proxy Voting by Shareholders of Fidelity Funds

Thank you for investing with Fidelity!

A mutual fund is an investment company, and your investment in shares of a Fidelity mutual fund makes you a shareholder of the fund. As a shareholder, you are entitled to vote on matters presented at a fund’s shareholder meeting.

Mutual funds, like other companies, hold shareholder meetings to present and discuss important management decisions that require shareholder input, including proposed changes to fund services or certain policies.

•	You are entitled to one vote for each dollar of net asset value you own.

The Trustees of your Fidelity Fund— most of whom are not affiliated with Fidelity—are responsible for considering your interests as a shareholder.

•	One privilege of a mutual fund shareholder is to participate in electing the Trustees for your Fidelity Fund.
•	In turn, the Trustees, after careful review, may request your vote on other proposals that affect the fund and your investment in it.

We believe that voting by proxy online or by phone is the most convenient way for you to participate in a Fidelity Fund vote.

•	You can cast a proxy vote online, over the telephone, or through postal mail.
•	That way, your vote can be counted without your having to attend the meeting in person.
•	Or you may attend a shareholder meeting to vote in person.

We appreciate your placing your trust in Fidelity, and thank you for allowing us to help you achieve your financial goals.

+ Expand all	- Collapse all

Frequently Asked Questions

+	What is proxy voting?
+	When will I receive the information I need to vote?
+	How can I submit a proxy vote?
+	I consented for eDelivery of proxy materials—is it possible to receive hard copy paper materials instead?
+	I used to enter a PIN when voting proxy—why is this no longer required?
+	I voted and I would like to change my vote—is this possible?
+	Does my vote matter?
+	Who are “Computershare”, “Broadridge” and D.F. King?
+	How can I opt out of telephone calls about shareholder proxy voting?

Frequently Asked Questions

- What is proxy voting?

When your vote is requested on proposals that affect the fund and your investment in it, you could, if you wanted, attend the shareholder meeting in person—or you could vote by proxy online or by phone. This way, your vote can be counted without your having to attend the meeting in person.

Top

-When will I receive the information I need to vote?

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

-How can I submit a proxy vote?

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top

-I consented for eDelivery of proxy materials—is it possible to receive hard copy paper materials instead?

By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 800-343-3548. On the voting screen, you may also choose to change your eDelivery preferences for future proxy campaigns.

Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink® Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences. [if shareholder clicks on the “log in” icon a window appears where they can log in to NetBenefits and update their mail preferences.]

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-I used to enter a PIN when voting proxy—why is this no longer required?

By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

Top

-I voted and I would like to change my vote—is this possible?

Yes, you can vote again using the “Voted” link in the Action column as long as voting is still open. The latest valid vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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Does my vote matter?

Your vote is extremely important, no matter how large or small your holdings may be.

In order to take action at a Fidelity Funds shareholder meeting, a quorum must be achieved. Quorum is achieved when a sufficient number of shareholders are represented in person or by proxy at the shareholder meeting. If quorum is not achieved, the meeting may adjourn to a future date.

Fidelity and/or a third-party proxy vendor attempts to reach shareholders via multiple mailings or emails to remind them to cast their votes. As the meeting date approaches, phone calls may be made to shareholders who have not yet voted.

Voting your shares immediately when you receive notification will help the meeting achieve quorum and minimize additional expense and efforts to contact you by email or phone to solicit your vote.

Top

-Who are “Computershare”, “Broadridge” and D.F. King?

The shareholder proxy voting process is typically managed on behalf of the Fidelity funds by a proxy vendor. Fidelity may hire a third-party proxy vendor to call shareholders and record proxy votes. Computershare, Broadridge and D.F. King are examples of third-party proxy vendors that may have been retained by the Fidelity Funds.

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-How can I opt out of telephone calls about shareholder proxy voting?

Please call Fidelity at 800-343-3548 to make this request.

Top

Log Into Your Accounts For Proxy Materials (if any)Log In Required . [if shareholder clicks on the “log in” icon a window appears where they can log in to NetBenefits for proxy materials.]

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Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

What is Proxy Voting?

When will I receive the information I need to vote?

How can I submit a proxy vote?

I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

I used to enter a control number when voting proxy, why is this now no longer required?

I voted and I would like to change my vote, is this possible?

When can I expect to receive proxy materials?

Q: What is Proxy Voting?

A:

Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting.

Top

Q: When will I receive the information I need to vote?

A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

Q: How can I submit a proxy vote?

A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Please note, online and telephone voting is available up until 11:59 PM EST on the day prior to the scheduled meeting. In order to vote on the day of the meeting, you must attend the meeting.

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Q: I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

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Q: I used to enter a control number when voting proxy, why is this now no longer required?

A:

By using institutional.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

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Q: I voted and I would like to change my vote, is this possible?

A:

Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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